UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 17, 2007

CryoCor, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-51410	33-0922667
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9717 Pacific Heights Boulevard San Diego, California	92121
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (858) 909-2200

Not Applicable.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On October 17, 2007, we issued a press release announcing that CryoCath Technologies Inc. has filed a patent infringement lawsuit against us in the United Stated District Court for the District of Delaware alleging that CryoCor infringes several of CryoCath’s U.S. patents. The text of this press release is attached as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press release of CryoCor, Inc. dated October 17, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CryoCor, Inc.

By:	/s/ Gregory J. Tibbitts
Gregory J. Tibbitts Vice President, Finance and Chief Financial Officer (Principal Financial and Accounting Officer)

Date: October 17, 2007

INDEX TO EXHIBITS

99.1	Press release of CryoCor, Inc. dated October 17, 2007.